UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2008

Allied Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-22832	52-1081052
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1919 Pennsylvania Avenue, N.W., Washington, District of Columbia		20006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202 721-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 20, 2008, Allied Capital Corporation (the "Company") issued $140.5 million of five-year, unsecured notes and $52.5 million of seven-year, unsecured notes in a private placement. The five-year notes have a fixed interest rate of 7.82% and the seven-year notes have a fixed interest rate of 8.14%. Interest on the notes will be due semiannually on June 20 and December 20, commencing on December 20, 2008. The Company may prepay the notes, in whole or in part, at any time at a price equal to 100% of the principal amount being prepaid, plus accrued and unpaid interest on such amount and a "make-whole" prepayment premium.

The proceeds from the issuance of the notes will be used to repay amounts outstanding on the Company's revolving line of credit, as well as to fund new portfolio investments and for other general corporate purposes.

The Company is subject to various financial and operating covenants under the note agreement. These covenants require the Company to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth. The note agreement provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, and failure to pay judgments. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The note agreement also limits the Company’s ability to declare dividends if it defaults under certain provisions.

The foregoing description of the note agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the note agreement attached hereto as Exhibit 10.1.

In a press release dated June 23, 2008, the Company announced its issuance of the notes. The press release is attached to the Form 8-K as Exhibit No. 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Exhibit No. Description
10.1 Note Agreement dated June 20, 2008

99.1 Press Release dated June 23, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Capital Corporation

June 23, 2008	By:	Penni F. Roll

Name: Penni F. Roll
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Note Agreement dated June 20, 2008.
99.1	Press release dated June 23, 2008.